UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2025

Star Equity Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 101
Old Greenwich, CT 06870
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (203) 489-9500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STRR	The NASDAQ Stock Market LLC
Series A Preferred Stock, $0.001 par value	STRRP	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Star Equity Holdings, Inc. (the “Issuer”) continues to view share repurchases as an attractive use of capital. Pursuant to the common stock repurchase program effectuated on September 10, 2025, the Issuer on December 31, 2025 entered into a Rule 10b5-1 of the Securities Exchange Act of 1934 (“Exchange Act”) Buy Trading Plan (“10b5-1 Purchase Plan”) with Clear Street, LLC (“Broker”) for the purpose of establishing a trading plan to effect purchases of shares of common stock, par value $0.001 per share, ("Common Stock") of the Issuer in compliance with all applicable laws, including, without limitation, Section 10(b) of the Exchange Act and the rules and regulations promulgated thereunder, including, but not limited to, Rule 10b5-1 and Rule 10b-18. Broker is authorized to begin buying Common Stock pursuant to the 10b5-1 Purchase Plan on January 7, 2026. The 10b5-1 Purchase Plan expires on January 7, 2027, unless terminated earlier under certain conditions.

The 10b5-1 Purchase Plan allows for the purchase of up to an aggregate of the lower of (i) Common Stock totaling a combined $2,000,000 purchase price, excluding commissions; or (ii) 350,000 shares of Common Stock. Shares of Common Stock purchased pursuant to the 10b5-1 Purchase Plan may only be purchased in accordance with trading requirements adopted by the Issuer, and there can be no assurance as to how many common shares, if any, will be purchased pursuant to the 10b5-1 Purchase Plan or at what price any such shares of Common Stock will be purchased. The Company may in the future modify, amend, suspend, or terminate the 10b5-1 Purchase Plan in its sole discretion, and the Company does not undertake any obligation to disclose any such modification, amendment, suspension, or termination.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR EQUITY HOLDINGS, INC. (Registrant)

By:	/s/ MATTHEW K. DIAMOND
Matthew K. Diamond
Chief Accounting Officer

	Dated:	January 5, 2026

2